Exhibit 10.1(B)
Schedules and Exhibits to the
Amended and Restated Credit Sleeve and Reimbursement Agreement
dated as of May 1, 2009
(Portions of this Exhibit marked “[***]” have been omitted
pursuant to a request for confidential treatment)

SCHEDULE 1.01 (a)	-	Risk Management Policy Violations
SCHEDULE 1.01(b)	-	Calculations Relating to Exchange Traded Contracts
SCHEDULE 1.01(c)	-	Data and Reporting Requirements
SCHEDULE 1.01(d)	-	ESDS and Fee Schedules
SCHEDULE 1.01(e)	-	Trademarks
SCHEDULE 1.01(f)	-	[Intentionally Deleted]
SCHEDULE 1.01(g)	-	Investments
SCHEDULE 1.01(h)	-	Liens
SCHEDULE 1.01(i)	-	C&I Contract Exceptions
SCHEDULE 2.02(a)	-	Counterparty Document Modification Provisions
SCHEDULE 2.04		C&I Contracts and Governmental Contracts receiving ML Guarantee
SCHEDULE 3.06(a)	-	Merrill Account
SCHEDULE 5.06	-	Litigation
SCHEDULE 5.13	-	List of Subsidiaries
SCHEDULE 5.16	-	Compliance With Laws
SCHEDULE 7.14	-	List of Retail Services
SCHEDULE 12.13	-	List of Calculation Agents
SCHEDULE 12.17	-	List of Offsetting Trades

EXHIBIT Al	-	Form of ML Guarantee for Accepted Counterparties
EXHIBIT A2	-	Form of ML Guarantee for C&I Customers
EXHIBIT B	-	List of Accepted Counterparties
EXHIBIT C1	-	[Intentionally Deleted]
EXHIBIT C2	-	[Intentionally Deleted]
EXHIBIT C3	-	[Intentionally Deleted]
EXHIBIT C4	-	[Intentionally Deleted]
EXHIBIT Dl	-	[Intentionally Deleted]
EXHIBIT D2	-	[Intentionally Deleted]
EXHIBIT E1	-	Reliant Energy – Retail Risk Policy
EXHIBIT E2	-	[Intentionally Deleted]
EXHIBIT F	-	[Intentionally Deleted]
EXHIBIT G	-	Form of Joinder Agreement
EXHIBIT H	-	Form of Compliance Certificate
EXHIBIT I1	-	Sleeve Provider’s Employees with Access to Certain Reliant Retail Obligor Information

EXHIBIT I2	-	Reliant Retail Obligors’ Employees with Access to Certain Merrill Party Information

Schedule 1.01 (a)
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Risk Management Policy Violations
DETERMINATION OF LEVEL I, II, AND III VIOLATIONS
CSRA Violations
Level I Violations
1) Inaccurate input or failure to enter on a timely basis transactions with a notional amount of greater than $250,000 into a transaction capture system.
Level II Violations
1) Level I violations equal to 2 percent of total transactions during the preceding calendar quarter;
2) Transactions resulting in a Loss Exposure of less than $15,000,000 due to a) Failure to report an executed transaction; b) Execution of a commercial transaction with an unauthorized counterparty; c) Executing a transaction with unapproved terms, notional limits or tenor; and / or d) Other unauthorized transactions (involving, for example, commodity, product, market).
Level III Violations
1) 5 Level II violations during the preceding calendar quarter;
2) Any amount or quantity that exceeds a Risk Limit and not Cured within 3 Business Days;
3) Any amount or quantity that exceeds a Risk Limit and that amount or quantity exceeds a mark-to market loss of $25,000,000 not Cured within 1 business day.
4) Creating a Loss Exposure of greater than $15,000,000 due to a) Execution of a commercial transaction with an unauthorized counter party; b) Executing a transaction with unapproved terms, notional limits or tenor; and / or c) Other unauthorized transactions (involving, for example, commodity, product, market). And such violation is not Cured within 1 Business Day after the earlier to occur of (i) notice thereof from Sleeve Provider, or (ii) a Responsible Officer or other executive officer of any Reliant Retail Obligor obtaining knowledge of such occurrence;
5) 3 violations of the types described in item 4 above shall occur, which have been Cured such that they do not constitute a Level III Violation on their own, during any 60 consecutive month period; provided that if such a Level III Violation under this item 5 occurs, another such Level III Violation under this item 5 shall not occur unless an additional 3 violations of such types have occurred

*	Loss Exposure: The mark-to-market value of an underlying amount or quantity exceeding a Risk Limit assuming a two standard deviation move in the underlying variables multiplied by the square root of 10.

*	Cured: As used in Retail Risk Management Policy the term “cured” means the loss exposure for the amount or quantity exceeding the Risk Limit constituting the applicable violation has been reduced to less than $5,000,000.
Schedule 1.01(a) to CSRA

Schedule 1.01 (b)
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Calculations Relating to Exchange Traded Contracts
Adjusted Volume:
For Exchange Traded Contracts with the following delivery periods and volume quantities,

ETC Commodity
Period (Month)	Quantities
0	Qo
1	Q1
2	Q2
3	Q3
. . .	. . .
. . .	. . .
N	QN
the “Adjusted Volume” of the Mirror OTC Contracts to be entered into between REPS and the Sleeve Provider as part of the (EFS Transaction or ICE Block Transaction) under the Credit Sleeve and Reimbursement Agreement will be computed as follow:

Period (Month)	Adjusted Volume
0	Qo / AZPo
1	Q1 / AZP1
2	Q2 / AZP2
3	Q3 / AZP3
. . .	. . .
. . .	. . .
N	QN / AZPn
“AZP” shall be the Adjusted Zero Prices that corresponds to the date on the Adjusted Zero Curve which is defined below. The Adjusted Volume will be rounded off to the nearest full unit (mmbtu or mwh).
Calculation of Adjusted Zero Curve:
The Credit Sleeve Provider will calculate an adjusted LIBOR forward curve (the “Adjusted LIBOR Forward Curve”) each day by adding the marginal cost of capital adder (the “MCC Adder”) to the inputs used to calculate the Merrill Lynch & Co. standard LIBOR curve (the “Merrill LIBOR Curve”).
Schedule 1.01(b) to CSRA

“MCC Adder” shall be:
(a) 0.0028; for purposes of calculating the Adjusted Volume of Mirror OTC Contracts executed in connection with (EFS Transactions or ICE Block Transactions) that are Effective Date Transactions described in Section 2.03(a) of the Credit Sleeve Reimbursement Agreement; and
(b) the marginal cost of capital relative to LIBOR that all Merrill Lynch & Co.’s trading desks are charged for the use of funds by Merrill Lynch & Co. (as of the date of such EFS Transaction or ICE Block Transaction), which amount is relative to LIBOR that is the average cost of capital for Merrill Lynch & Co. across all maturities (such MCC Adder can be positive or negative); for purposes of calculating the Adjusted Volume of Mirror OTC Contracts executed in connection with EFS Transactions or ICE Block Transactions that are Ongoing Transactions described in Section 2.03(b) of the Credit Sleeve Reimbursement Agreement
As of the Effective Date, the MCC Adder described in subsection (b) above is 0.0028; however, such amount may change in accordance with changes to Merrill Lynch & Co.’s marginal cost of capital as described above.
“Merrill LIBOR Curve” shall be the LIBOR curve used by Merrill Lynch & Co. and its subsidiaries in their U.S. and world wide swap and futures operations and business and used to mark its interest rate position to market. It is understood that Merrill Lynch & Co. may modify the inputs for how it determines this curve; however, it will continue to use the same curve for the Merrill LIBOR Curve as used in this Schedule and for its other operations as described in the foregoing sentence.
Using the Adjusted LIBOR Forward Curve the Sleeve Provider will calculate a corresponding zero curve (the “Adjusted Zero Curve”), and provide such Adjusted Zero Curve to REPS on each Business Day, no later than 10:00 a.m. CST, and such curve shall be applicable to the (EFS Transactions and ICE Block Transactions) that are executed on that day. The Adjusted Zero Curve will be a strip of monthly Adjusted Zero Prices, which represent the present value of $1.00 dollar received on a specific date in the future, assuming the Adjusted LIBOR Forward Curve for discounting purposes with discounting being computed utilizing the continuously compounding methodology. The Adjusted Zero Curve provided will have 5 places after the decimal point.
The term of the Adjusted LIBOR Forward Curve and the corresponding Adjusted Zero Curve will be 72 months, including the then current month; provided, however, that to the extent REPS currently has or in the future obtains an Exchange Traded Contract for a longer period, then the Sleeve Provider will extend the Adjusted LIBOR Forward Curve and the Adjusted Zero Curve to match such longer period. Adjusted Zero Prices that correspond to dates that are between the Monthly Dates in the table below will be calculated using linear interpolation. The format utilized by the Sleeve Provider in providing this information will include at a minimum the following attributes:

		Adjusted LIBOR	Adjusted Zero
Period (Month)	Monthly Date	Forward Curve	Curve
0		AL0 = 0	AZPo = 1
1		AL1	AZP1
2		AL2	AZP2
3		AL3	AZP3
. . .		. . .	. . .
. . .		. . .	. . .
. . .		. . .	. . .
N		ALN	AZPN
Treatment for Options:
For purposes of clarification the Parties agree that no adjustment will be made to the volumes of options transactions which are transferred pursuant to EOO Transactions under the Credit Sleeve Reimbursement Agreement, or in other words the Adjusted Volume of any Mirror OTC Contract that is an option will be the exact same volume as the volume of the corresponding Exchange Traded Contract.
Physical Exposure Management Fee:
For Exchange Traded Contracts that provide for physical delivery, (both futures contracts and options that provide for physical delivery futures contracts) and are transferred to the Sleeve Provider pursuant to an EFS or EOO Transaction, the following will apply: The Mirror OTC Transaction’s confirm will specify that REPS agrees to pay to Sleeve Provider (or Sleeve Provider agrees to pay to REPS) a fee (the “Physical Exposure Management Fee” or “PhEM”) equal to: either (i) the actual EFS or EOO Transaction premium paid or received by Sleeve Provider to liquidate the physical exposure or (ii) if Sleeve Provider takes the position in its own book, the average of two broker quotes on the day Sleeve Provider takes the position (which quotes shall be of the applicable buy or sell side from the Sleeve Provider’s perspective of the premium for the EFS or EOO of the same product and delivery month), multiplied by the volume in the EFS or EOO Transaction. Sleeve Provider will provide REPS notice of the PhEM amount within 2 Business Days of either liquidating the physical exposure with a third party or taking the position on the Sleeve Provider’s own book. REPS may request that the Sleeve Provider provide deal tickets as evidence of the actual premium paid or received by Sleeve Provider or instant messaging prints of broker quotes. PhEM shall be due and payable by the applicable Party at the time of settlement of the Mirror OTC Transaction associated with such EOO or EFS Transaction.
Schedule 1.01(b) to CSRA

[SUBJECT TO EXISTING
CONFIDENTIALITY
AGREEMENT BETWEEN
NRG AND MERRILL]
Schedule 1.01 (c)
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Data and Reporting Requirements
I. General Provisions — Certain Defined Terms
This Schedule 1.01(c) shall constitute a part of the Credit Sleeve Reimbursement Agreement (“CSRA”). Capitalized Terms used herein shall either (a) have the meaning specified in the CSRA or (b) the meaning defined in this Schedule 1.01(c). All terms defined herein shall be listed in the Index of Defined Terms for this Schedule 1.01(c). References to Schedule 1.01(c) shall be to the entirety of this Schedule 1.01(c) and all sub-parts unless an individual sub-part is specified.
All Current Mark-to-Market and Risk Limits computations shall be done on the basis of data REPS provides to the Sleeve Provider by loading such data to a designated web site on or before 9:00 p.m. Central time on the preceding Business Day. The data provided pursuant to this Schedule 1.01(c) shall reflect transactions closed by the time frames set forth in Schedule 1.01(c).28 (except for the data specified in Schedule 1.01(c).24, which shall reflect transactions as of the close of business on the Business Day next preceding the day REPS provides such data). Such data shall be in a format designed to facilitate the Sleeve Provider’s computation of Risk Limits and Current Mark-to-Market and shall consist of the data required by this Schedule 1.01(c). The Sleeve Provider’s computation shall be performed consistent with the methodology that the Sleeve Provider uses to mark its own positions to market on a daily basis.
“Delivery Month” or “delivery month” means a calendar month in which physical delivery or financial settlement under a transaction occurs.
“(t)” means, as the context requires, any Business Day as of which an amount or value contemplated in this Schedule 1.01(c) is calculated or an identified event occurs.
“(T)” means each applicable Delivery Month for the contract (or forecast to purchase and sell electricity in respect of month-to-month Customers) in respect of which this term is used.
“Current Mark-to-Market” for any day, shall be expressed in Dollars and shall be equal to the Mark-to-Market value of all Forward Hedge Positions (as defined in Schedule 1.01(c).1) determined by the Sleeve Provider, as of such day.
The “Mark-to-Market” value of a transaction, which may be a positive or a negative number, shall be determined by valuing each transaction (volumes, contract prices, and delivery dates) using the Merrill Market Forward Pricing Curve, Merrill Volatility Curve and Correlation Curve that corresponds to the pricing terms of such transaction, or in the case of a dispute as to the
Schedule 1.01(c) to CSRA

Curve Inputs (as defined below), such new Curve Inputs resulting from the process for resolving disputes as to the Curve Inputs outlined below. The “Merrill Market Forward Pricing Curves” and “Merrill Volatility Curves” are defined as the curves used by the Sleeve Provider in its U.S. energy and related forwards, futures and options trading operations to mark its positions to market; and in those situations where discounting is applicable it will perform such discounting using the Merrill LIBOR Curve (as such term is defined in Schedule 1.01(b), the “Merrill LIBOR Curve”). The “Correlation Curves” will be the curves used by REPS as of December 31, 2008 in its U.S. energy and related forwards, futures and options trading operations to mark its positions to market (with such changes thereto as may be reasonably agreed by the Sleeve Provider and REPS from time to time at the request of either REPS or the Sleeve Provider). It is understood that the Merrill Parties may modify inputs for how they determine these curves so long as they continue to use the same curves for the calculations referred to herein as the curves they use for their other operations referred to in this paragraph.
REPS may challenge the Merrill LIBOR Curve, Merrill Market Forward Pricing Curves, Merrill Volatility Curves and any other Sleeve Provider curves or inputs or modifications (herein collectively, referred to as the “Curve Inputs”), used by the Sleeve Provider in calculating the Risk Limits and Current Mark-to-Market. If the parties cannot reach agreement on the Curve Inputs within two days after such challenge, then REPS may require that a third party expert be used to choose between the Sleeve Provider’s methodology for determining the Curve Inputs and a specific alternative methodology proposed by REPS for use in determining the Curve Inputs for a specified product, location or time period. The third party expert will be designated by REPS from a list of at least three qualified and impartial experts which list shall promptly (and in no event more than two Business Days following request therefor), be provided by the Sleeve Provider to REPS. Such expert shall be required to choose between the Curve Inputs used by the Sleeve Provider and those inputs proposed by REPS and to identify which it determines is more accurate, and the inputs used as Curve Inputs thereafter shall be formulated by the Sleeve Provider in a manner consistent with the inputs so selected and thereafter such Curve Inputs as so formulated will be the Curve Inputs for all purposes hereunder. The expenses of the expert will be paid by the Party whose inputs are not selected by the expert.
Prior to the agreement on any change in the Curve Inputs, the provisions of the CSRA with respect to Risk Limits and Current Mark-to-Market will continue to be applicable on the basis of the calculation of Risk Limits and Current Mark-to-Market by the Sleeve Provider immediately prior to, and during, any challenge by REPS.
Schedule 1.01(c) to CSRA

2

II. Overview of Customer Types, Customer Sub-Types and Risk Legs for Forward Retail Positions. The following overview is provided as background for the specification of data to be provided by REPS and to provide definitions for “Customer Types”, “Customer Sub-Types” and the respective “Risk Legs”, including the pricing structures associated therewith.
a.	Customer Types.
The Retail Energy Business of the Reliant Retail Obligors has three main customer types (each, a “Customer Type”):
(i)	Commercial & Industrial (“C&I”);

(ii)	Residential Mass; and

(iii)	Small Business Mass.
Residential Mass and Small Business Mass are together referred to as “Mass”.
b.	Customer Sub-Types.
Each Customer Type can be further subdivided by the type of product primarily provided to such Customer Type (each, a “Customer Sub-Type”).
The Customer Sub-Types are as follows for ERCOT business:
(1)	“FIXED”: Fixed Price Power;

(2)	“MGI”: Monthly Gas Index;

(3)	“MCPE”: Market Clearing Price of Energy;

(4)	“CAPE”: Capacity Energy;
c.	Risk Legs.
Each Customer in a Customer Sub-Type may contract for one pricing and/or risk structure or a combination of pricing and/or risk structures (defined as “Risk Legs”), the volumes from which must be quantified for purposes of determining compliance with the Risk Limits.
The Risk Legs for ERCOT business are as follows:
(1)	“FP”: Fixed Price Power;

(2)	“MGI”: Monthly Gas Index;

(3)	“MCPE”: Market Clearing Price of Energy;

(4)	“CAPEHR”: Capacity Energy Heat Rate;

(5)	“CAPACITY”: Capacity Payments;

(6)	“MTMH”: Month-To-Month Hedged with Fixed Price Instruments;

(7)	“MTMHO”: Month-To-Month Hedged with Option Instruments;
Schedule 1.01(c) to CSRA

3

d.	Options.
“Options” refer to customized derivative solutions embedded in contracts for physical delivery of Energy by a Reliant Retail Obligor to a C&I Customer.
Details of the different pricing structures corresponding to the Risk Legs are provided below:
C&I Customers:
C&I Customers for ERCOT business are comprised of five Customer Sub-Types. Each of these Customer Sub-Types may have contracted for component Risk Legs and corresponding pricing structures as follows:

Customer
Sub-Type	Risk Leg	Aggregated	Pricing Structure	Example
Fixed	FP	Yes	P=Fixed	P=$75.00/MWh

MGI	MGI FP	No No	P=Heat Rate*Monthly Gas Index + Fixed Adder P=Fixed	P=8.000*NYMEX HH LD + $7.00/MWh P=$75.00/MWh

CAPE	CAPEHR MCPE CAPACITY FP MGI	No No No No	P=Heat Rate*Monthly or Daily Gas Index + Fixed Adder P=Factor MCPE*Average Monthly MCPE + Fixed Adder P=Total Dollars P=Fixed	P=9.000*GD HSC + $10.00/MWh P=105%*MCPE + $5.50/MWh P=$45,000 P=$75.00/MWh

MCPE	MCPE FP MGI	No No No	P=Factor MCPE* Average Monthly MCPE + Fixed Adder P=Fixed P=Heat Rate*Monthly Gas Index + Fixed Adder	P=105%*MCPE + $5.50/MWh P=$75.00/MWh P=8.000*NYMEX HH LD – $7.00/MWh
Residential Mass:
Residential Mass Customers are comprised of three Customer Sub-Types. Each of these Customer Sub-Types may have contracted for Risk Legs and corresponding pricing structures as follows:

Customer
Sub-Type	Risk Leg	Aggregated	Pricing Structure	Example
Fixed	FP	Yes	P=Fixed	P=$75.00/MWh

Fixed	MTMH	Yes	P=Fixed	P=$75.00/MWh

MCPE	MTMHO	Yes	P=Average Monthly MCPE + Gross Margin Projection	P=MCPE + $15.18/MWh

Small Business Mass :
Small Business Mass Customers are comprised of three Customer Sub-Types. Each of these Customer Sub-Types may have contracted for Risk Legs and corresponding pricing structures as follows:

Customer
Sub-Type	Risk Leg	Aggregated	Pricing Structure	Example
Fixed	FP	Yes	P=Fixed	P=$75.00/MWh

Fixed	MTMH	Yes	P=Fixed	P=$75.00/MWh

MCPE	MTMHO	Yes	P=Average Monthly MCPE + Gross Margin Projection	P=MCPE + $I8.35/MWh
Schedule 1.01(c) to CSRA

4

Risk Legs that indicate that they are “Aggregated” in the above tables shall be aggregated by REPS in accordance with Aggregation Attributes (e.g. Load Zone, etc.) as more specifically set forth in the descriptions of Forward C&I Positions and Forward Mass Positions one
Schedule 1.01 (c).
A reference to “load” or “Load” (or their plural equivalents) in this Schedule 1.01(c) shall have the same meaning as “volume” or “Volume” (or their plural equivalents).
Schedule 1.01(c) to CSRA

5

Schedule 1.01(c).1
Data for Risk Limits and Current Mark-to-Market Calculations
On each Business Day REPS will provide the data called for by this Schedule 1.01(c).1 (and other Schedules referred to herein, other than Schedule 1.01(c).24) in accordance with Schedule 1.01(c).28 with respect to Forward C & I Positions (t, T), Forward Mass Positions (t, T) and Forward Hedge Positions (t, T), and shall provide the other information updates called for herein at the times or on the dates (as applicable) specified in the relevant Schedules below, each as described below.
REPS shall provide the data specified in Schedule 1.01(c).24 for each Business Day by no later than 12:00 p.m. Central time on the next succeeding Business Day.
With respect to each Risk Leg that is included in the data required to be provided under this Schedule 1.01(c), such data will be delivered to the Sleeve Provider in the format called for by Schedules 1.01(c).4, 1.01(c).5a.1, 1.01(c).5a.2 and 1.01(c).5b or as modified by mutual agreement of the Parties. Insofar as Schedules 1.01(c).4, 1.01(c).5a.1, 1.01(c).5a.2 and 1.01(c).5b call for pricing data with respect to Risk Legs, REPS will not be required to provide such pricing data (provided that nothing herein shall limit the Sleeve Provider’s right to otherwise request such information in accordance with Section 6.02(g) of the CSRA). Where indicated below REPS shall provide data for Customer Types or Customer Sub-Types by giving aggregate volume for Customers where the Aggregation Attributes specified below are the same for such Customer Type or Customer Sub-Type. All volumes will be expressed as megawatt hours or MWh.
Customers will only be included if they have a binding contract with REPS for Accepted Retail Products, except insofar as Customers are included for MTMH and MTMHO Risk Legs in accordance herewith for Accepted Retail Products. All references herein to “Customers” are to Customers so included.
It is understood that the contracts for those Customers that have contracts may not refer to information using the same terms as are used herein including those for Customer Sub-Types, Risk Legs, elements of pricing structure and other terms used in specifying data called for in Schedules 1.01(c).4, 1.01(c).5a.1, 1.01(c).5a.2 and 1.01(c).5b; however, REPS will provide data based on the substance of what is called for and not on a mechanical application of labels.
Any forecast or projected amount required to be provided by REPS under this Schedule 1.01(c) (including pursuant to the following: paragraphs [A.1.b), A.2.b), A.3.b), A.4.b), A.6.b), A.6.c) and A.7; B.1.b), B.1.c), B.2.b), B.2.c), B.3.b), B.3.c), B.4.b), B.4.c), B.5.b) and B.5.c); and E.3 of Schedule 1.01(c).l,]), and any adjustments by REPS of amounts required to be provided by REPS pursuant to this Schedule 1.01(c) based on known or expected regulatory or operational changes or other factors as permitted by this Schedule 1.01(c), in each case shall at all times be consistent with the base case amounts used in forecast or projected information which the applicable Reliant Retail Obligor (i) uses in its internal management reporting, (ii) provides to its board of directors, (iii) makes available to financial analysts or investors and (iv) uses in its reporting to the Securities and Exchange Commission, each to the extent applicable (and using
Schedule 1.01(c) to CSRA

6

the most current of such information so used, provided or made available if not all of such categories of information are consistent with each other). On request REPS will promptly share the most recent of such forecast or projected information used, made available or provided as described above with the Sleeve Provider and will reconcile the amount reported pursuant to this Schedule 1.01(c) with such information.
Any historical amount required to be provided by REPS under this Schedule 1.01(c) shall at all times be consistent with the actual amounts which the applicable Reliant Retail Obligor (i) uses in its internal management reporting, (ii) provides to its board of directors, (iii) makes available to financial analysts or investors and (iv) uses in its reporting to the Securities and Exchange Commission, each to the extent applicable (and using the most current of such information so used, provided or made available if not all of such categories of information are consistent with each other).
(A) Forward C&I Positions (t, T). Data for Forward C&I Positions (which shall include each of the positions defined below) shall be classified by Risk Leg and Options as follows:
1.	FP Positions (t, T): “FP Positions (t, T)” are forward positions embedded in C&I contracts pursuant to which a Reliant Retail Obligor delivers Energy to C&I Customers based on the following pricing structure:
Price = Fixed Price, expressed in $/MWh

a)	Aggregation: Volume (t, T) and shall be calculated using the following Aggregation Attributes (see Schedule 1.01(c).3 for definitions of the Aggregation Attributes):
-	Load Zone,

-	Peak Period, and

-	Delivery/Settlement Month
b)	Volume (t, T): Aggregated volume of all FP Positions (t, T), as evidenced by executed customer contracts.
2.	MGI Positions (t, T). “MGI Positions (t, T)” are forward monthly gas index positions embedded in C&I contracts pursuant to which a Reliant Retail Obligor delivers Energy to C&I Customers based on the following pricing structure:
Price = {Heat Rate times Monthly Gas Index} plus Fixed Adder, expressed in $/MWh

Herein “Heat Rate” refers to a fixed numerical multiplier applied to a gas index in accordance with the contract with respect to which amounts are being reported.

Herein “Fixed Adder” refers to a fixed amount added to price as per the contract with respect to which amounts are being reported.
Schedule 1.01(c) to CSRA

7

a)	Aggregation: REPS will provide the transactional data but the aggregation shall not be performed by REPS. Volume (t, T) shall be calculated by the Sleeve Provider using the following Aggregation Attributes (see Schedule 1.01(c).3 for definitions of the Aggregation Attributes):
-	Load Zone,

-	Gas Index Name,

-	Peak Period, and

-	Delivery/Settlement Month
b)	Volume (t, T): Aggregated volume of all MGI Positions (t, T), as evidenced by executed customer contracts.
3.	CAPEHR Positions (t, T). “CAPEHR Positions (t, T)” are forward heat rate positions embedded in C&I contracts pursuant to which a Reliant Retail Obligor delivers Energy to C&I Customers based on the following pricing structure:
Price = {Heat Rate times Monthly or Daily Gas Index} plus Fixed Adder, expressed in $/MWh

a)	Aggregation: REPS will provide the transactional data but the aggregation shall not be performed by REPS. Volume (t, T) shall be calculated by the Sleeve Provider using the following Aggregation Attributes (see Schedule 1.01(c).3 for definitions of the Aggregation Attributes):
-	Load Zone,

-	Gas Index Name,

-	Peak Period, and

-	Delivery/Settlement Month
b)	Volume (t, T): Aggregated volume of all CAPEHR Positions (t, T), as evidenced by executed customer contracts.

4.	MCPE Positions (t, T). “MCPE Positions (t, T)” are forward market clearing price of energy positions embedded in C&I contracts pursuant to which a Reliant Retail Obligor delivers Energy to C&I Customers based on the following pricing structure:
Price = {Factor MCPE times Average Monthly MCPE} plus Fixed Adder, expressed in $/MWh
“Average Monthly MCPE” means, (i) for C&I Customers in ERCOT business, the simple average of the HMCPE for a calendar month.
Subject to the terms of Agreement Regarding Additional Accepted Product #2 between REPS and the Sleeve Provider dated as of November 8, 2006:
Schedule 1.01(c) to CSRA

8

1.	“HMCPE” means, for the ERCOT congestion management zone or Load Zone, as the case may be, in which a retail customer’s meters are located, the simple average MCPE for the hour.

2.	“MCPE” means the greater of (a) zero or (b) (i) before implementation of the Texas Nodal Market, ERCOT’s market clearing price of Energy for a designated ERCOT settlement interval associated with a congestion management zone, as posted by ERCOT, and (ii) after implementation of the Texas Nodal Market, the Settlement Point Price(s) (Day-Ahead or Real-Time) determined by ERCOT for the ERCOT Load Zones associated with a retail customer’s meters. As used herein, the terms “Day Ahead”, “Real-Time”, “Settlement Point Price” and “Load Zone” have the meaning set forth in the Texas Nodal Protocols approved by the Public Utilities Commission of Texas and published by ERCOT as of October 1, 2006, as amended. As used herein, “ERCOT Load Zone” means a “load zone”, as determined by ERCOT, as to which it publishes a MCPE price.

“Factor MCPE” means a multiplier to be applied to MCPE-based pricing products.
a)	Aggregation. REPS will provide the transactional data but the aggregation shall not be performed by REPS. Volume (t, T) shall be computed by the Sleeve Provider considering the following Aggregation Attributes (see Schedule 1.01(c).3 for definitions of the Aggregation Attributes):
-	Load Zone,

-	Peak Period, and

-	Delivery/Settlement Month
b)	Volume (t, T): Aggregated volume of all MCPE Positions (t, T), as evidenced by executed customer contracts.
3.	Capacity Positions (t, T). “Capacity Positions (t, T)” are fixed payments made to a Reliant Retail Obligor under CAPE Customer Sub-Type contracts calculated as follows:
∑ (for all delivery months T, for all Customers under a CAPE Customer Sub-Type) calculated for each Customer {Billing Volume (t, T, for such Customer) times Capacity Rate (t, T, for such Customer)}

a.	Aggregation: Capacity Positions (t, T) shall be calculated by REPS using the following Aggregation Attributes (see Schedule 1.01(c).3 for definitions of the Aggregation Attributes):
-	Delivery/Settlement Month
b.	Billing Volume (t, T, for the customer N): The “Billing Volume” is determined by REPS as the “Billing Volume” used by REPS to compute the Capacity
Schedule 1.01(c) to CSRA

9

Payments to be charged to each C&I Customer under a CAPE Customer Sub-Type contract (referred to as “customer N”), expressed in kW.

c.	Capacity Rate (t, T, for the customer N): Capacity Rate represents the price per unit of “Billing Volume” charged by a Reliant Retail Obligor to each C&I Customer under a CAPE Customer Sub-Type contract (referred to as “customer N”), expressed in $/kW-month.
Capacity Positions (t, T) are expressed in Dollars.

4.	Option Positions (t, T). “Option Positions (t, T)” are customized option like pricing contained in physical delivery retail electricity contracts. The Option Positions (t, T) main Attributes, including:
-	Physical/Financial,

-	Commodity,

-	Buy/Sell,

-	Monthly Quantity (t, T),

-	Index,

-	Put/Call,

-	Strike Price (t, T),

-	Premium, and

-	Expiry/Maturity
shall be reported separately according to Schedule 1.01(c).5b.
(B) Forward Mass Positions (t, T). Forward Mass Positions (which shall include each of the positions described below) shall be classified by Risk Leg as follows:
1.	FP Positions (t, T). “FP Positions (t, T)” are forward positions embedded in Mass contracts pursuant to which a Reliant Retail Obligor delivers Energy to Mass Customers based on the following pricing structure:
Price = Fixed Price, expressed in $/MWh

a.	Aggregation: Volume (t, T) shall be computed by REPS considering the following Aggregation Attributes (see Schedule 1.01(c).3 for definitions of the Aggregation Attributes):
-	Load Zone,

-	Peak Period, and

-	Delivery/Settlement Month
b.	Volume (t, T). Aggregated volume of all FP Positions (t, T), as evidenced by executed Customer contracts, forecasted Customer usage volume and forecasted Customer counts.
Schedule 1.01(c) to CSRA

10

2.	MTMH Positions (t, T). “MTMH Positions (t, T)” are forward Mass month-to-month volumes hedged using fixed price instruments:
a)	Aggregation: Volume (t, T) shall be computed by REPS considering the following Aggregation Attributes (see Schedule 1.01(c).3 for definitions of the Aggregation Attributes):
-	Load Zone,

-	Peak Period, and

-	Delivery/Settlement Month
b)	Volume (t, T): Aggregated volume of all MTMH Positions (t, T), based on forecasted Customer usage volume and forecasted Customer counts.
3.	MTMHO Positions (t, T). “MTMHO Positions (t, T)” are forward Mass month-to-month volumes hedged using option instruments:
a.	Aggregation: Volume (t, T) shall be computed by REPS considering the following Aggregation Attributes (see Schedule 1.01(c).3 for definitions of the Aggregation Attributes):
-	Load Zone,

-	Peak Period, and

-	Delivery/Settlement Month
b.	Volume (t, T): Aggregated volume of all MTMHO Positions (t, T), based on forecasted Customer usage volume and forecasted Customer counts.
(D) Forward Hedge Positions (t, T):
“Forward Hedge Positions” shall be all the individual wholesale trades entered into by a Reliant Retail Obligor in order to hedge the exposure of the Reliant Retail Obligors (including liquidations of hedges) regardless of when the applicable trade was entered into. Volumes and prices shall be expressed on a delivery-month basis. Each Business Day the trade details specified in Schedules 1.01(c).16 and 1.01(c).17 shall be transferred by REPS to the Sleeve Provider utilizing the formats included in Schedules 1.01(c).16 and 1.01(c). 17. These trades shall be of the following types:
          - Physical Power Purchases (including shaped products)
          - Financial Power Swaps
          - Financial Gas Swaps
          - Physical Power Options
          - Financial Power Options
          - Financial Gas Options
Schedule 1.01(c) to CSRA

11

          - Financial Heat Rate Swaps
          - Financial Heat Rate Options
          - Tolling Agreements
          - Power Basis Swaps
          - Gas Basis Swaps
          - Other trades that currently are or in the future become Accepted Products (as such term is defined in the CSRA), but excluding those trades described in subpart (a)(iii) of the definition of Accepted Products.
(E) Miscellaneous:
1.	Current Month: For purposes of computing Risk Limits, the following assumptions shall be made regarding the Forward C&I Positions (except Options) and Forward Mass Positions corresponding to the period that starts with day “t+1” until the end of the corresponding month (“Current Month”):
a.	Volumes (t, T) shall be the last monthly Volume (t, T) provided by REPS (i.e. provided the last Business Day of the previous month).

b.	Volumes (t, T) for all the positions and Capacity Positions (t, T) shall be pro-rated based on the number of days in the Balance of Month divided by the total number of days in the applicable month;
2.	Volumes (t, T) for all C&I Customers shall reflect the expected load factor of the Customers as indicated in the contracts. For Mass Customers, the Volumes (t, T) shall reflect load factors based on typical residential and small business load profiles (as provided on an estimated basis by ERCOT).

3.	Accepted Retail Products: For purposes of the CSRA and this Schedule 1.01(c), “Accepted Retail Products” means (i) retail power products for Customers that have one or a combination of the Risk Legs and Options described in part II.c. and II.d. of this Schedule 1.01(c), in each case having a “tenor” of no more than [2] years and [six] months (“tenor” meaning the time between the initial inclusion of such product in the data provided by REPS to the Sleeve Provider and the final delivery date of such product) and (ii) other retail structured products as may be approved by the Sleeve Provider, including in such approval such related changes to the terms and conditions of the CSRA and this Schedule 1.01(c) as REPS and the Sleeve Provider may mutually agree, but with approval of such other structured products not to be unreasonably withheld, conditioned or delayed unless the impact thereof on the Risk Limits and Current Mark-To-Market are not measurable using the data with respect to such other retail structured products that would be expressly called for by this Schedule 1.01(c). In order to obtain any such approval of other structured products described in the foregoing clause (ii), REPS shall provide notice of such new retail structured product to the Sleeve Provider and REPS and the Sleeve Provider shall work cooperatively in good faith to determine and agree upon any modifications that may be necessary to this Schedule 1.01(c).,

4.	Data Failure Events:
Schedule 1.01(c) to CSRA

12

a)	If, in the absence of a Force Majeure Event having occurred and continuing in respect of REPS or any Other Reliant Retail Obligor, REPS shall fail to provide all the data as required herein to the Sleeve Provider (i) regarding its executed trades on any Business Day, in accordance with the time frames set forth in Schedule 1.01(c).28, and regarding the data specified in Schedule 1.01(c).24 for any Business Day, by 10:00 a.m. Central time on the next succeeding Business Day, or (ii) in the proper format contemplated herein (each, a “Data Failure Event”) on any Business Day or Business Days, then REPS shall use its commercially reasonable efforts to cure such failure as promptly as possible and shall be required to provide to the Sleeve Provider as soon as reasonably practicable on the next succeeding Business Day, good faith estimates, certified by the Chief Risk Officer, of the trades which it has entered into on each such Business Day in a format that can be used to calculate Risk Limits and Current Mark-to-Market, and the Sleeve Provider will use such good faith estimates in its calculations of Risk Limits and Current Mark-to Market with respect to such Business Days. If such Data Failure Event continues for two Business Days, the Sleeve Provider shall give notice to REPS that such Data Failure Event (if not excused by a Force Majeure Event having occurred and continuing) may cause an Event of Default under the CSRA if it continues for three more Business Days. If such Data Failure Event continues for five Business Days (from the beginning of such Data Failure Event) (and is not excused by a Force Majeure Event having occurred and continuing), the Sleeve Provider may declare an Event of Default under the CSRA with such consequences as are set forth therein (herein and therein a “Data Failure Event of Default”).

b)	A “Force Majeure Event” means, in respect of an Affected Party, an event beyond the reasonable control of the Affected Party that the Affected Party is unable to prevent, avoid or overcome through the exercise of diligent efforts and that is not the result of the Affected Party’s fault or negligence or failure to comply with any provision of the CSRA. The following events, among others, shall constitute Force Majeure: act of God; landslide; lightning; earthquake; fire; explosion; flood; storm; hurricane; tornado; insurrection; war; blockade; riot; civil disturbance; sabotage; and embargo and, to the extent satisfying the foregoing conditions, failures of hardware, software, systems and processes. Force Majeure shall not be based on (i) the Reliant Retail Obligors’ inability to use or resell Accepted Products; (ii) the loss or failure of supply of Accepted Products; or (iii) the ability to obtain better economics under transactions other than those under the CSRA. An “Affected Party” for purposes hereof means a Party who fails to perform in a timely manner its obligations hereunder and in the case of REPS includes a failure to perform as a result of an event affecting REPS or any Other Reliant Retail Obligor.

5.	Change of Format. The Parties may change the format of the data to be provided hereunder by mutual agreement.
Schedule 1.01(c) to CSRA

13

Schedule 1.01(c).2
[intentionally omitted]
Schedule 1.01(c) to CSRA

14

Schedule 1.01(c).3
Definition of Certain Aggregation Attributes
[No Change to Existing Schedule]
Schedule 1.01(c) to CSRA

15

Schedule 1.01(c).4
Retail Non-Options Mass & C&I Template
[No Change to Existing Schedule]
Schedule 1.01(c) to CSRA

16

Schedule 1.01(c).5a.1
Retail Non-options Template (ERCOT only)
[No Change to Existing Schedule]
Schedule 1.01(c) to CSRA

17

Schedule 1.01(c).5a.2
Retail Non-options Template (ERCOT only)
[No Change to Existing Schedule]
Schedule 1.01(c) to CSRA

18

Schedule 1.01(c).5b
Retail Options Template (ERCOT only)
[No Change to Existing Schedule]
Schedule 1.01(c) to CSRA

19

Schedules 1.01(c).6 through 1.01(c).15
[intentionally omitted]
Schedule 1.01(c) to CSRA

20

Schedule 1.01(c).16
Wholesale Standard Deal Template
[No Change to Existing Schedule]
Schedule 1.01(c) to CSRA

21

Schedule 1.01(c).17
Wholesale Structured Deal Template
[No Change to Existing Schedule]
Schedule 1.01(c) to CSRA

22

Schedule 1.01(c).18
[intentionally omitted]
Schedule 1.01(c) to CSRA

23

Schedule 1.01(c).19
Sleeve Provider Data to REPS
1. Exposure Reports.
The Sleeve Provider shall provide to REPS on or prior to the first Business Day of each month, a report (an “Exposure Report”) in a format to be agreed, and containing the following elements, in each case, determined as of the last Business Day of the previous month:

1.	A	single amount in Dollars for the total Current Mark-to-Market;

2.	A	breakdown of the total Current Mark-to-Market by:

a. Delivery Month; and

b. Trade Type Code.
In addition, the Sleeve Provider shall provide to REPS on the 15th day of each month (or if such day is not a Business Day, the next succeeding Business Day), a report (a “Preliminary Exposure Report”) in a format to be agreed and containing the following elements, in each case, determined as of the first Business Day immediately preceding the 15th day of such month:

1.	A	single amount in Dollars for the total Current Mark-to-Market;

2.	A	breakdown of the total Current Mark-to-Market by:

a. Delivery Month; and

b. Trade Type Code.
2. Risk Limit Reports.
Concurrently with the delivery of each Exposure Report and Preliminary Exposure Report, the Sleeve Provider shall provide to REPS a report (a “Risk Limit Report”) in a format to be agreed and containing the following elements, in the case, determined as of the last Business Day of the previous month, or determined as the first Business Day immediately preceding the 15th day of such month (as applicable):
1.	Gas Equivalent Position as defined by Section VII of the REPS Retail Risk Policy broken out by:
a.	Forward C&I Positions (t,T) Forward Mass Positions (t,T) and Forward Hedged Position (t,T); and

b.	Delivery Month.
2.	Natural Gas Basis Position as defined by Section VII of the REPS Retail Risk Policy broken out by:
a.	Forward C&I Positions (t,T), Forward Mass Positions (t,T), and Forward Hedged Position (t,T);

b.	Basis Location; and

c.	Delivery Month
3.	Power Average Daily Peak as defined by Section VII of the REPS Retail Risk Policy broken out by:
Schedule 1.01(c) to CSRA

24

a.	Forward C&I Positions (t,T), Forward Mass Positions (t,T), and Forward Hedged Position (t,T); and

b.	Delivery Month
4.	Power Basis as defined by Section VII of the REPS Retail Risk Policy broken out by
a.	Forward C&I Positions (t,T), Forward Mass Positions (t,T) and Forward Hedged Position (t,T);

b.	ERCOT Load Zone;

c.	Delivery Month
3. General.
All Exposure Reports, Preliminary Exposure Reports and Risk Limit Reports (collectively, the “Merrill Reports”) will be transmitted by the Sleeve Provider to REPS via email or other electronic format to be agreed.
Additional supporting data will be provided by the Sleeve Provider upon request to REPS as soon as reasonably practicable to assist with reconciliation and trouble-shooting.
REPS may request additional supporting data and breakdowns of Current Mark-to-Market and Risk Limits calculations that are reasonably necessary to verify calculations and assist with reconciliation and trouble-shooting, and the Sleeve Provider will provide such data as soon as reasonably practicable in light of the circumstances of the request.
Notwithstanding anything in this Schedule 1.01(c) to the contrary, in no event will the Sleeve Provider be required to make available to REPS any Curve Inputs except for those actually used by the Sleeve Provider in preparing the Merrill Reports.
Schedule 1.01(c) to CSRA

25

Schedule 1.01(c).20
[intentionally omitted]
Schedule 1.01(c) to CSRA

26

Schedule 1.01(c).21
[intentionally omitted]
Schedule 1.01(c) to CSRA

27

Schedule 1.01(c).22
[intentionally omitted]
Schedule 1.01(c) to CSRA

28

Schedule 1.01(c).23
[intentionally omitted]
Schedule 1.01(c) to CSRA

29

Schedule 1.01(c).24
Credit Exposure

Counterparty	Breakdown	Gross Exposure	Gross Obligation
Counterparty A	Time All
Counterparty A	Current Month Delivered All
Counterparty A	Current Month MTM All
Counterparty A	Forward MTM All
Counterparty A	Prior Month All
Counterparty B	Time All
Counterparty B	Current Month Delivered All
Counterparty B	Current Month MTM All
Counterparty B	Forward MTM All
Counterparty B	Prior Month All
With respect to any Counterparty that is party to more than one Power and Hedging Contract, REPS shall separately provide the above data for each such contract.
Schedule 1.01(c) to CSRA

30

Schedule 1.01(c).25
[intentionally omitted]
Schedule 1.01(c) to CSRA

31

Schedule 1.01(c).26
[intentionally omitted]
Schedule 1.01(c) to CSRA

32

Schedule 1.01(c).27
[intentionally omitted
Schedule 1.01(c) to CSRA

33

Schedule 1.01(c).28
Deal Entry
1. Retail Deal Entry
REPS shall provide data to the Sleeve Provider on or before 9:00 p.m. Central time on each Business Day with respect to retail contracts that are received by REPS’ Retail Pricing Closing Desk by 2:30 p.m. Central time that same day. Retail contracts that are received by REPS’ Retail Pricing Closing Desk after 2:30 p.m. Central time shall be subject to the volume and term provisions of REPS’ Retail Risk Policy late closing provisions. REPS shall immediately notify the Sleeve Provider in writing if any such late closed retail contracts receive Retail Risk Policy waivers with respect to volume or term provisions.
2. Exchange Traded Transactions
REPS shall provide data to the Sleeve Provider on or before 9:00 p.m. Central time on each Business Day with respect to exchange traded transactions and the associated EFS/EOO/ICE Block transactions and Related Mirror OTC Swaps that are executed by 2:30 p.m. Central time that same day.
3. Over-the-Counter Day-Ahead, Balance-of-Month, and Term Transactions
REPS shall provide data to the Sleeve Provider on or before 9:00 p.m. Central time on each Business Day with respect to over-the-counter day-ahead, balance-of-month, and term transactions that are executed by 4:00 p.m. Central time that same day.
4. Real Time Transactions
REPS shall provide data to the Sleeve Provider on or before 9:00 p.m. Central time on each Business Day with respect to real time transactions that are entered into REPS’ system by 4:00 p.m. Central time that same day. REPS shall not be required to modify its existing practice of entering real time transactions by the end of the real time trading shifts.
5. Originated Transactions
Originated transactions include all transactions that REPS determines to require routing for approval by person(s) other than a trader executing a standard transaction by telephone, instant messenger, electronic platform or other acceptable means. Originated transactions include transactions that are negotiated by an originator, confirmations with non-standard negotiated language, and transactions that cannot be routinely entered into REPS’ deal capture & valuation system. For greater clarity, varying the price and/or the volume by month and/or peak versus off-peak in a confirmation does not constitute non-standard negotiated language, but each of the following does constitute non-standard negotiated language: (a) any other variation of price
Schedule 1.01(c) to CSRA

34

and/or volume; (b) any confirmation that varies the terms of the underlying ISDA or EEI master agreement; and (c) any other material change to a standard ISDA/EEI confirmation.
For originated transactions:
a.	REPS shall provide to the Sleeve Provider the trade confirmations upon execution (as soon as possible, by the end of the day the execution occurs). For purposes of this Schedule 1.01(c).28, “execution” refers to the moment REPS is legally bound to the trade, i.e. the transaction is agreed by the parties, including, but not limited to, agreement utilizing telephone, fax, instant messenger devices, etc., as opposed to when the confirmations are actually signed and delivered by the parties to the trade.

b.	REPS shall provide to the Sleeve Provider as promptly as practicable other information related to originated transactions as the Sleeve Provider reasonably requests.
The data template utilized in the daily transfer of originated transactions from REPS to the Sleeve Provider shall be provided by 4:00 p.m. Central Time and shall contain any originated transactions executed prior to 12:00 p.m. Central Time that day. Originated transactions executed after 12:00 p.m. Central Time will be included in the next Business Day’s template.
REPS shall immediately inform the Sleeve Provider in the event that REPS waives its Wholesale Risk Policy to permit a later deal entry in circumstances such as multiple originated transactions being executed on the same day.
REPS and the Sleeve Provider shall cooperate to ensure that each Party properly models originated transactions. The Parties acknowledge and agree that due to the complexity of certain originated transactions, corrections may need to be made to the data associated with originated transactions following the time that REPS provides data for the transaction to the Sleeve Provider. The Parties further acknowledge and agree that unintentional errors in the data template for originated transactions made without gross negligence or willful misconduct will not be considered risk violations for the purpose of Schedule 1.01(a) to the CSRA.
6. Other
To the extent that data associated with transactions that do not meet the above time deadlines is available in time to be provided to the Sleeve Provider on or before 9:00 p.m. Central time on any given Business Day utilizing the applicable data transfer infrastructure, REPS will not be precluded from doing so.
Schedule 1.01(c) to CSRA

35

Schedule 1.01(c).29
[intentionally omitted]
Schedule 1.01(c) to CSRA

36

Schedule 1.01(c).30
[intentionally omitted]
Schedule 1.01(c) to CSRA

37

Index of Defined Term

(t)	1
(T)	1
Accepted Retail Products	12
Affected Party	13
Aggregated	5
Average Monthly MCPE	8
Billing Volume	9
C&I	3
CAPACITY	3
Capacity Positions (t, T)	9
CAPE	3
CAPEHR	3
CAPEHR Positions (t, T)	8
Commercial & Industrial	3
CSRA	1
Current Mark-to-Market	1
Current Month	12
Curve Inputs	2
customer N	10
Customer Sub-Type	3
Customer Type	3
Customers	6
Data Failure Event	13
Data Failure Event of Default	13
delivery month	1
Delivery Month	1
ERCOT Load Zone	9
execution	35
Factor MCPE	9
Fixed	3
Fixed Adder	7
Force Majeure Event	13
Forward C&I Positions	7, 24, 25
Forward Hedge Positions	11
FP	3
FP Positions (t, T)	7, 10
Heat Rate	7
HMCPE	9
Mark-to-Market	1
Mass	3
MCPE	9
MCPE	3
MCPE Positions (t, T)	8
Merrill LIBOR Curve	2
Schedule 1.01(c) to CSRA

38

MGI	3
MGI Positions (t, T)	7
MTMH	3
MTMH Positions (t, T)	11
MTMHO	3
MTMHO Positions (t, T)	11
Option Positions (t, T)	10
Options	4
Residential Mass	3
Risk Legs	3
Small Business Mass	3
tenor	12
Schedule 1.01(c) to CSRA

39

Schedule 1.01(d)
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Exposure Step-Down Schedule (ESDS) and Fee Schedule
[***]

***	The content of this Schedule 1.01(d) (consisting of 1 page) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.01(e)
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Trademarks

Case No	Trademark Name	Tmk Status	App. No,	FII Date	Reg. No.	Reg. Date	Country Name	Class	Action Due	Due Date	Owner
069382.0194.001HO	POWER. CARD and Design	Registered	75940944	10-Mar-2000	2428481	13-Feb-2001	United States of America	35,42	Renewal Due	13-Feb-2011	Reliant Energy Retail Holdings, LLC
069382.0194.002	E-SENSE (Stylized)	Pending	77581566	29-Sep-2008			United States of America	9,36,37,38,41,42	Pre-Reg Stat Chk	29-Mar-2009	Reliant Energy Trademark Trust
069382.9319N0	RELIANT ENERGY & Design	Registered	75623514	19-Jan-1999	2983403	9-Aug-2005	United States of America	42	Aff of Use - 5 Yr (Open)	9-Aug-2010	Reliant Energy Trademark Trust
069382 0322HO	RELIANT ENERGY & Design	Registered	75623512	19-Jan-1999	2681501	28-Jan-2003	United States of America	36	Aff of Use - 5 Yr (Open)	28-Jan-2008	Reliant Energy Trademark Trust
069182.0324HO	RELIANT ENERGY & Design	Registered	75623308	19-Jan-1999	2895973	19-Oct-2004	United States of America	39	Aff of Use - 5 Yr (Open)	19-Oct-2009	Reliant Energy Trademark Trust
069382.0325HO	RELIANT ENERGY & Design	Registered	75623309	19-Jan-1999	2666766	24-Dec-2002	United States of America	42	Renewal Due	24-Dec-2012	Reliant Energy Trademark Trust
069382:0330HO	RELIANT ENERGY & Design	Registered	75623509	19-Jan-1999	2747525	5-Aug-2003	United States of America	35	Aff of Use - 5 Yr (Open)	5-Aug-2008	Reliant Energy Trademark Trust
069382.0405HO	RELIANT	Registered	78311694	9-Oct-2003	2886710	21-Sep-2004	United States of America	39	Aff of Use - 5 Yr(Open)	21-Sep-2009;	Reliant Energy Trademark Trust
069382.0406HO	RELIANT	Registered	78311695	9-Oct-2003	2886711	21-Sep-2004	United States of America	40	Aff of Use - 5 Yr (Open)	21-Sep-2009	Reliant Energy Trademark Trust
069382.0454HO	RELIANT PARK	Registered	76195468	17-Jan-2001	2897601	26-Oct-2004	United States of America	18	Aff of Use - 5 Yr (Open)	26-Oct-2009	Reliant Energy Trademark Trust
069382.0457HO	RELIANT PARK	Registered	76195465	17-Jan-2001	2897600	26-Oct-2004	United States of America	25	Aft of Use - 5 Yr (Open)	26-Oct-2009	Reliant Energy Trademark Trust
069382.0461HO	RELIANT PARK	Registered	76195473	17-Jan-2001	2884611	14-Sep-2004	United States of America	35	Aff of Use - 5 Yr (Open)	14-Sep-2009	Reliant Energy Trademark Trust
Schedule 1.01(e) to CSRA

Case No	Trademark Name	Tmk Status	App. No,	FII Date	Reg. No.	Reg. Date	Country Name	Class	Action Due	Due Date	Owner
069382.0463HO	RELIANT PARK	Registered	76195471	17-Jan-2001	2935264	22-Mar-2005	United States of America	41	Aff of Use - 5 Yr(Open)	22-Mar-2010	Reliant Energy Trademark Trust
069382.0464HO	RELIANT PARK	Registered	76195470	17-Jan-2001	2933500	15-Mar-2005	United States of America	43	Aff of Use - 5 Yr (Open)	15-Mar-2010	Reliant Energy Trademark Trust
069382.0475HO	RELIANT ARENA	Registered	76195453	17-Jan-2001	2976601	26-Jul-2005	United States of America	35	Aft of Use - 5 Yr (Open)	26-Jul-2010	Reliant Energy Trademark Trust
069382.0477HO	RELIANT ARENA	Registered	76195451	17-Jan-2001	2896040	19-Oct-2004	United States of America	41	Aff of Use - 5 Yr (Open)	19-Oct-2009	Reliant Energy Trademark Trust
069382.0478HO	RELIANT ARENA	Registered	76195450	17-Jan-2001	2943295	26-Apr-2005	United States of America	42	Aff of Use - 5 Yr(Open)	26-Apr-2010	Reliant Energy Trademark Trust
060582.0503HO	RELIANT CENTER	Registered	76195564	17-Jan-2001	2897602	26-Oct-2004	United States of America	35	Aff of Use - 5 Yr (Open)	26-Oct-2009	Reliant Energy Trademark Trust
069382.0505HO	RELIANT CENTER	Registered	76195562	17-Jan-2001	2875207	17-Aug-2004	United States of America	41	Aff of Use - 5 Yr (Open)	17-Aug-2009	Reliant Energy Trademark Trust
069382.0509HO	RELIANT STADIUM	Registered	76195558	17-Jan-2001	2955241	24-May-2005	United States of America	16	Aff of Use - 5 Yr (Open)	24-May-2010	Reliant Energy Trademark Trust
069382.0515HO	RELIANT STADIUM	Registered	76195448	17-Jan-2001	2929142	1-Mar-2005	United Stales of America	28	Aff of Use - 5 Yr (Open)	1-Mar-2010	Reliant Energy Trademark Trust
069382.0517100	RELIANT STADIUM	Registered	76195445	17-Jan-2001	2929141	1-Mar-2005	United Stales of America	35	Aff of Use - 5 Yr(Open)	1-Mar-2010	Reliant Energy Trademark Trust
069382.0519HO	RELIANT STADIUM	Registered	76195443	17-Jan-2001	2896039	19-Oct-2004	United States of America	41	Aff of Use - 5 Yr (Open)	19-Oct-2009	Reliant Energy Trademark Trust
069382.0540HO	ENERGY COMMANDER	Registered	76263578	25-May-2001	2764995	16-Sep-2003	United States of America	9	Aff of Use - 5 Yr (Open)	16-Sep-2008	Reliant Energy Retail Holdings, LLC
069382.0541HO	ENERGY COMMANDER	Registered	76263577	25-May-2001	2813513	10-Feb-2004	United States of America	42	Aff of Use - 5 Yr(Open)	10-Feb-2009	Reliant Energy Retail Holdings, LLC
Schedule 1.01(e) to CSRA

Case No	Trademark Name	Tmk Status	App. No,	FII Date	Reg. No.	Reg. Date	Country Name	Class	Action Due	Due Date	Owner
069382.0547HO	RELIANT STADIUM	Registered	75981391	17-Jan-2001	2729638	24-Jun-2003	United States of America	42	Aff of Use - 5 Yr (Open)	24-Jun-2008	Reliant Energy Trademark Trust
069382.0553HO	YOUR HOUSTON BUSINESS	Registered	78156502	21-Aug-2002	2865827	20-Jul-2004	United States of America	16, 41	Aff of Use - 5 Yr (Open)	20-Jul-2009	Reliant Energy Retail Holdings, LLC
069382.0764HO	RELIANT CENTER	Registered	75981963	17-Jan-2001	2926480	15-Feb-2005	United States of America	42	Aff of Use - 5 Yr (Open)	15-Feb-2010	Reliant Energy Trademark Trust
069382.0767HO	RELIANT ENERGY	Registered	78451768	16-Jul-2004	3053512	31-Jan-2006	United States of America	35	Aff of Use - 5 Yr (Open)	31-Jan-2011	Reliant Energy Trademark Trust
069302.0768HO	RELIANT ENERGY	Registered	78451803	16-Jul-2004	3053513	31-Jan-2006	United States of America	39	Aff of Use - 5 Yr (Open)	31 -Jan-2011	Reliant Energy Trademark Trust
069382.0769HO	RELIANT ENERGY	Registered	78451815	16-Jul-04	3045140	17-Jan-06	United States of America	40	Aff of Use - 5 Yr(Open)	17-Jan-2011	Reliant Energy Trademark Trust
069382.0807HO	RELIANT	Registered	78622356	4-May-2005	3097811	30-May-2006	United States of America	36	Aff of Use - 5 Yr (Open)	30-May-2012	Reliant Energy Trademark Trust
069382.0808HO	RELIANT ENERGY	Registered	78622380	4-May-2005	3132302	22-Aug-2006	United States of America	36	Aff of Use - 5 Yr (Open)	22-Aug-2011	Reliant Energy Trademark Trust
069382.0817HO	POWERZONE	Registered	78762804	29-Nov-2005	3243942	22-May-2007	United States of America	35, 41	Aff of Use - 5 Yr (Open)	22-May-2012	Reliant Energy Retail Holdings, LLC
069382.0829HO	RELIANT POWERTRACKER	Registered	77071862	27-Dec-2006	3528114	4-Nov-2008	United States of America	39	Aff of Use - 5 Yr (Open)	4-Nov-2013	Reliant Energy Retail Services, LLC
Schedule 1.01(e) to CSRA

Schedule 1.01(g)
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Investments
1. Reliant Energy Retail Holdings, LLC holds a 50% interest in the IT Trust.
2. Reliant Energy Retail Holdings, LLC owns 100% of the membership interests in Reliant Energy Solutions East, LLC (“RESE”). Pursuant to Section 7.19 of the Purchase and Sale Agreement, no Reliant Retail Obligor will own any membership interest in RESE on the Third A&R Date.
Schedule 1.01(g) to CSRA

Schedule 1.01(h)
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Liens
None.
Schedule 1.01(h) to CSRA

Schedule 1.01 (i) to Amended and Restated Credit Sleeve Reimbursement Agreement
CSRA Post- Close Guidelines for Existing C&I Events

Change	Frequency	Description	Designation	Justification/Ramification
HR, Gas, or Power Block Triggers	High	Existing customer contract allows for option to lock down HR, gas or enrgy blocks.	IRF	Part of existing contractual obligation. For those customers who negotiated this right out of their contracts for a lower adder, adding the right back in will be viewed as a restructure.
Transitions	High	Customer’s term ends however he/she has not
1 — Extended current contract;
2-Gone to other REP.
Therefore, retail puts them on MCPE + Adder product.
		* This applies for customers who’s underlying contract is IRF. Once master base moves ORF, the transition will be handled ORF.	IRF	Contract has effectively expired but retail is still serving load in compliance with the terms of the original contract.
Assignments	High	An assignment can be a partial of full assignment and occurs when a new 3rd party assumes the electricity contract of our customer, under the same term, price, etc as the original C&I customer.	IRF	Contract terms have not changed just customer
LaaR/EILS	Low	Incremental offering for exisiting customer. Customer receives credit if ERCOT exercises right to interrupt. The term and price of contract do not change with execution of amendment.	IRF	Terms and price of contract remain same. Load not impacted. A customer may sign up for LAAR or EILS after the retail contract is signed, which causes a contract amendment, but nothing would change in terms of the retail contract in regards to price or term.
Supplemental	Low	Occasionally customers will call and tell us that they are going to have a temporary increase in their load, This is usually in conjunction with customer with cogen. Similar to an added site the load will increase, but the period is short-term.	IRF	Current contractual right. Price will change for incremental supply to cover for changes in supply costs.
3rd Party Supply	Low	The customer will call the CTD and tell us they are bringing a certain amount of supply, in which case we just serve as the QSE.	IRF	If current contractual right to bring 3rd party supply exists then load remains in the ring fence.
Immaterial Adds & Deletes	High	Customer calls and adds a meter under 5000 mwhrs. Example: school district adds a trailer to the contract.	IRF	1) Historically been viewed as maintenance of existing contracts. 2) High frequency of add/delete make it impractical to renegotiate each contract to add/remove the sites from the ring. 3) The load is insignificant. 4) Keeping immaterial new meters for existing customers with the same legal entity (inside the ring) will be the smoothest process from a customer’s point of view.
POLR Drops	Low	A C&I customers REPS goes out of business and they are returned to RERS as POLR. This will be additional C&I load.	IRF	Ercot will give the POLR load to RERS. RRI has no control over who and what load is given to us via Ercot POLR process.
Prepay with No Price Change	Low	Customer is required to move to prepay due to credit quality.	IRF	If a customer is moved to prepay with no price change the load will remain IRF.
Prepay with Price Change	Low	Customer is on a contract and is prepaying for their usage, which may result in a commodity price discount. Customer wants to move off of prepay, resulting in a price change. Or the reverse situation, customer is on standard payment terms but wants to move on to prepay to take advantage of the commodity price discount.	ORF	If a price change is involved with a prepay the load will be moved ORF.
Add Meters for Exisiting Customer on New Product	Low	Customer calls to add meters on a different product than the underlying contract product exhibit for an immaterial meter(s) of no more than 5000 mwhs in aggregate.	IRF	Assuming load is immaterial the new meters will be added just like an immaterial add. If load is deemed material then the new meters will be added under a new Master Base ORF.
Material Adds & Deletes	Low	Customer calls and adds a meter above 5000 mwhrs. Example: school district adds a trailer to the contract.	ORF*	Very infrequent activity. In 2008 there were a total of 5 material adds. Each instance requires it’s own analysis to determine % of underlying load and financial impact to customer.
Renewals & Extensions	High	Renew existing contract for longer term.	ORF	Original term load will remain in the ring. The load will move out of the ring fence with the beginning of the renewal period.
Restructure — Blend & Extend	Medium	Change customer’s price during exisiting term, in return for customer extending the term of their contract.	ORF*	Changes the current obligations and thus requires the load to come out of the ring fence.
Restructure — Product switch	Medium	Customer changes product from original product exhibit (usually MCPE moving to fixed price).	ORF*	Changes the current obligations and thus requires the load to come out of the ring fence.

*	When Existing load moves ORF, a portfolio of Supply equivalent to the original term load will be sold from the RERS supply book to the RETR supply book at the original hedge prices.

IRF = Inside Ring Fence

ORF = Outside Ring Fence = Prohibited New C&I

Schedule 2.02(a)
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Counterparty Document Negotiation Provisions
Counterparty Document Modification Provisions
     ISDA Sections
a. Tax forms and delivery date of forms (assuming they do not go to any Merrill Party)
b. Addresses for Notices (other than Merrill Parties)
c. Definitions of offices, “Multibranch Party”.
Schedule 2.02(a) to CSRA

Schedule 2.04
To Amended and Restated Credit Sleeve and Reimbursement Agreement
C&I Contracts and Governmental Contracts receiving ML Guarantee
Counterparty Name
Apache Corporation
Association Power, LLC
Big Lots Stores, Inc.
Citgo Petroleum Corporation
City of Houston
ConocoPhillips Company
Explorer Pipeline Company
Huntsman Polymers Corporation
Kinder Morgan Inc.
Kinder Morgan Operating L.P.
La Quinta Inns, Inc.
O’Reilly Automotive, Inc.
Petsmart, Inc.
Praxair, Inc.
Public Utility Commission of the State of Texas (“PUCT”)
Sprint United Management Company
Texas CUC Aggregation Project, Inc. dba Public Power Pool
Texas Rangers Baseball Partners
Texas General Land Office
University Of Texas System
U.S. General Services Administration
Valero Energy Corporation
Valero Logistics
Schedule 2.04 to CSRA

Schedule 3.06(a)
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Merrill Account
JP Morgan Chase
ABA 021000021
Account Number [***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 5.06
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Litigation
I.	PENDING LITIGATION
a.	Office of the Public Utility Counsel vs. Public Utility Commission of Texas, Reliant Resources, Inc. and Reliant Energy Retail Services, L.L.C.; Cause No. GN301279; In the District Court of Travis County, Texas, 345th Judicial District.

b.	Gulf Coast Coalition of Cities vs. Public Utilities Commission of Texas and Reliant Energy Services; Cause No. GN2-03756 [4-5 Fuel Factor Case]; 345th Judicial District Court; Travis County, Texas.

c.	The State of Texas vs. Public Utility Commission of Texas; Reliant Energy Retail Services, L.L.C.; Case No. GV303876; 345th Judicial District Court; Travis County, Texas.

d.	Homestead Commercial Group, LLC v. Reliant Energy Retail Services, LLC, Arched Bridge Co. Inc., et al.; Cause No: 2007-65389; 281st Judicial District, Harris County, Texas.

e.	In re: Movie Gallery/Hollywood Video Bankruptcy.

f.	534 Las Americas/Hispanic Housing (Bankruptcy); Case No. 07-33778; US Bankruptcy Court, Southern District of Texas, Houston Division.

g.	In re: Arctic Cold Storage (Bankruptcy); Case No. 07-60254; US Bankruptcy Court, Eastern District of Texas, Tyler Division.

h.	In re: Bombay Company, Inc. (Bankruptcy); Case No. 07-44084-rfn-11; US Bankruptcy Court, Northern District of Texas, Ft. Worth Division.

i.	Houston Council for Health and Education vs. Public Utility Commission of Texas, CenterPoint Energy, Houston Electric, LLC, Reliant Energy Retail Services, LLC and Texas Genco, LP; Cause No. GN500160; 3rd Court of Appeals, Travis County, Texas.

j.	Sharon Taylor, et al. vs. Freeman Publishers, Inc., et al. (Reliant Energy, Inc. a/k/a Reliant Resources); Cause No. 02-07-cv-410; USDC, Western District of Louisiana.

k.	In re: Miracle Candle; Cause No. 07-50227; United States District Court, Southern District of Texas, Laredo Division.

l.	Ray Madrigal v. Reliant Energy, Inc. and AEP Energy Services, Inc.; Cause No. 08-60392- 1; In the County Court at Law No. 1, Nueces County, Texas.
Schedule 5.06 to CSRA

m.	Jan Andel, Diana Clarkson, a/n/f of Anthony Douglas Andel, A Minor, Wanda Andel and Bruno Andel vs. Atlantic Service & Supply, LLC, et al.; Cause No. 2008-17202; In the 164th Judicial District Court, Harris County, Texas.

n.	Constellation Energy Commodities Group, Inc. vs. Public Utility Commission of Texas; Cause No. D-1-GN-08-001213; in the 98th Judicial District Court, Travis County, Texas.

o.	Timothy Gyftakos vs. Reliant Energy, Incorporated; Cause No. 928308; in the County Civil Court at Law #3, Harris County, Texas.

p.	Merrill Lynch Commodities, Inc. et ano. vs. Reliant Energy Power Supply, LLC et al.; Index No. 603820/2008; Supreme Court, New York County.

q.	IP CO., LLC d/b/a INTUS IQ vs. Reliant Energy, Inc., et al.; C.A. No. 2: 090cv037; in the United States District Court for the Eastern District of Texas, Marshall Division.

r.	Andrea L. Walker vs. Reliant Energy; Charge No. 450-2009-01794; United States Equal Employment Opportunity Commission, Dallas District office.

s.	In re: Calpine Corporation et al., debtors, Ch 11 Case 05-6022; Calpine Energy Services, L.P. vs. Reliant Energy Electric Solutions, LLC, Adversary Proceeding No.08-1-01251; in the United States Bankruptcy Court for the Southern District of New York.
II.	THREATENED LITIGATION
a.	Letter dated December 8, 2008 to Reliant Energy Retail Services, LLC from Bennett, Weston & LaJone, P.C.

b.	Letter dated January 2, 2009 to Reliant Energy Retail Services, LLC from Cokinos, Bosien & Young

c.	Letter dated January 22, 2009 to Reliant from K&L Gates
III.	JUDGMENTS
None.
Schedule 5.06 to CSRA

Schedule 5.13
To Amended and Restated Credit Sleeve and Reimbursement Agreement
List of Subsidiaries
Equity investment
1.	RERH Holdings, LLC’s ownership of 1,000 units of the membership interest of Reliant Energy Retail Holdings, LLC

2.	Reliant Energy Retail Holdings, LLC’s ownership of
a.	1,000 units of the membership interest of Reliant Energy Retail Services, LLC

b.	1,000 units of the membership interest of Reliant Energy Power Supply, LLC
3.	Reliant Energy Retail Services, LLC’s ownership of 1,000 units of the membership interest of RE Retail Receivables, LLC

4.	Reliant Energy Retail Holdings, LLC’s holding of
a.	100% of the beneficial interest of NRG Retail IT Trust

	Jurisdiction of	Organizational/Taxpayer
	Organization	Identification Number
RERH Holdings, LLC	Delaware	4191623/20-5222227
Reliant Energy Retail Holdings, LLC	Delaware	3279845/76-0655580
Reliant Energy Retail Services, LLC	Delaware	3279840/76-0655567
RE Retail Receivables, LLC	Delaware	3531400/41-2046596
Reliant Energy Power Supply, LLC	Delaware	4142914/20-4823108
NRG Retail IT Trust	Delaware
Address of the principal place of business for all of the above:
1000 Main Street
Houston, Texas 77002
Schedule 5.13 to CSRA

Schedule 5.16
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Compliance with Laws
1.	Potential violation of P.U.C. Subst R. 25.107 (i)(5) regarding sufficiency of notice of mergers of Reliant Energy Solutions, LLC and StarEn Power, LLC into Reliant Energy Retail Services, LLC in 2005.

2.	During the period from February 4 to February 6, 2009 disconnect orders were issued to the TDU for 153 customers without first providing the disconnect notices required by P.U.C. Subst. R. 25.483(c), (k) and (l). 137 of those customers were disconnected. Reconnect orders were issued to the TDU for all 153 customers by February 13, 2009. During the period of February 2, 2008 to November 4, 2008 disconnect orders were issued to the TDU for 54 customers without first providing the disconnect notices required by P.U.C. Subst. R. 25.483(c), (k) and (l). 11 of those customers were never reconnected.
Schedule 5.16 to CSRA

Schedule 7.14
To Amended and Restated Credit Sleeve and Reimbursement Agreement
List of Retail Services
1.	Services sold to RERS’s customers pursuant to that certain agreement entered into effective July 28, 2006 by and between RERS and Cross Country Home Services, Inc., a corporation duly organized and existing under the laws of the State of Delaware (“Cross Country”), pursuant to which RERS will make available to its customers in the state of Texas one or more of the various home service plans offered by Cross Country.

2.	Services sold to customers of the Reliant Retail Obligors in connection with Energy Commander, Reliant’s internet-based information and analysis portal that provides customer specific tools, information, services, and products.

3.	RERS leases certain components and equipment involving the high-voltage substation at General Motor’s Arlington, Texas assembly plant through October 31, 2010. The lease provides that RERS, through third party contractors, perform certain maintenance and repair services pursuant to a cost plus arrangement contained in the lease. RERS has a separate service agreement with a maintenance service provider, Eaton Electrical, Inc., that provides periodic maintenance services on behalf of RERS.

4.	A project undertaken for Valeron Strength Films involved the installation and ongoing recommended manufacturer’s (Mitsubishi) maintenance of an automatic fast bus transfer device (switch) that identifies electrical disturbance conditions on incoming utility lines and can transfer up to 6 MVA of load from the primary circuit to the secondary circuit within one-half of one electrical cycle. RERS’s remaining obligation, which will terminate in November 2009, is to provide annual periodic maintenance through a contract it has with Mitsubishi Electric Power Products, Inc.

5.	On August 4, 1997, ARKLA and the United States of America/Department of the Army at Ft. Sill entered into an Agreement For Energy Conservation and Demand Side Management Service, which, through a subsequent delivery order (DABT 39-97-C-4046), dated September 24, 1997, required ARKLA to provide labor, supplies and equipment to retrofit lighting fixtures at Ft. Sill’s barracks, for a contract price of $615,279.70. The Army was to pay for the cost of the project over a ten-year period from final acceptance. Thereafter, due to the acquisition and consolidation of activities, Reliant Energy Solutions, LLC (later merged into RERS) expanded the project to include de-centralizing and upgrading the barracks’ heating system to include automatically controlled, high efficiency, modular gas fired, pulse type combustion boilers for domestic hot water and space heating at each of the five barracks, together with installing variable frequency drives and additional lighting upgrades. The final project sales price, after
Schedule 7.14 to CSRA

incorporating the then-remaining balance of the ARKLA lighting project, mentioned above, was $5,168,533, which was funded at 7.75% interest per annum over a 10-year period.

After completion of the project, RERS negotiated third party financing (“Program Agreement”) with Potomac Federal (subsequently acquired by GE Capital). Under the Program Agreement terms, GE Capital provided third party non-recourse financing of the Ft. Sill project, with RERS receiving (up-front) full payment from GE Capital for the sales price of the project. The current outstanding amount owing on the principal is $124,053.69.

Under the terms of the Agreement, RERS is to bill, for 120 consecutive months, the monthly amortization costs ($62,027.89) in conjunction with monthly natural gas bills rendered by ARKLA to Ft. Sill. Following the spinoff of REI in 2002, administrative agency agreements were entered into between RERS and CenterPoint Energy-ARKLA, and between RERS and CenterPoint Energy-Entex, whereby the two natural gas distribution companies continue to bill and collect as an agent for RERS. In the case of ARKLA, Ft. Sill is billed; whereas, in the case of Entex, the Naval Construction Battalion Center is billed as discussed below. In addition to the financing arrangement, RERS’s continuing service to Ft. Sill is limited to prescribed annual preventative maintenance services, which RERS provides through third-party local contractors. All of RERS’ obligations to Ft. Sill will terminate in June 11, 2009.

6.	On March 5, 1997, ENTEX appointed NorAM Energy Management as its agent for performing energy conservation projects at federal facilities served by ENTEX. Subsequently, on July 9, 1997, ENTEX entered into that certain Basic Ordering Agreement between the United States of America and ENTEX, a Division of NorAm Energy Corporation, at Defense Facilities within its Service Area (the “Basic Ordering Agreement”) to implement energy conservation projects.

Thereafter, on August 27, 1998, the United States of America, Department of the Navy, Naval Construction Battalion Center (“NCBC”), issued contract purchase order number N62467-97-G-1813 and Delivery Orders G0001 and G0002 (the “Delivery Orders”), to ENTEX for the installation of a fuel cell in the Colmer Galley (the “Project”). On September 9, 1998, ENTEX appointed HL&P Energy Services Company (now RERS) as its agent for performing energy conservation projects at federal facilities served by ENTEX. Pursuant to the Delivery Orders, the monthly amortization of energy conservation project costs appear as separate line items on monthly natural gas utility bills rendered for services supplied by ENTEX to NCBC, and ENTEX collects on behalf of RERS, each month, payment for the Project. There are two separate Delivery Orders, involving 120 monthly installments.
Schedule 7.14 to CSRA

RERS’s remaining obligation involves the administration of invoicing, through an Administrative Agency Agreement it has with CenterPoint Energy – Entex, of NCBC through March 2010.

7.	Services such as walk-through audits, providing energy tips, and on-line energy audits.

8.	All-utility connection service (ie, together with electricity, water, gas, phone, internet) provided to retail electric customers through All Connect.
Schedule 7.14 to CSRA

Schedule 12.13
To Amended and Restated Credit Sleeve and Reimbursement Agreement
List of Calculation Agents
Accenture LTD
Contact: Marina Kotovich
Phone: 312-693-8016 or 713-837-1500 or 1-877-889-9009
Address: 2929 Allen Parkway, Suite 2000; Houston, TX 77019
Web: www.accenture.com
Ernst & Young, LLP
Contact: Marcela Donadio
Phone: 713-750-1276 or 713-750-1500
Address: 5 Houston Center, Suite 1200; 1401 McKinney St.; Houston, TX 77010
Web: www.ey.com/global/content.nsf/US/Home
PricewaterhouseCoopers, LLP
Contact: Mark Allen Smith
Phone: 713-356-4233 or 713-356-4000
Address: 1201 Louisiana, Suite 2900; Houston, TX 77002-5678
Web: www.pwc.com
Sirius Solutions, LLP
Contact: Brent Price
Phone: 713-888-7116 or 713-888-0488 or 1-800-234-8054
Address: 3700 Buffalo Speedway, 11th Floor; Houston, TX 77098
Web: www.sirsol.com
Schedule 12.13 to CSRA

Schedule 12.17
To Amended and Restated Credit Sleeve and Reimbursement Agreement
List of Offsetting Trades
[***]

***	The content of this Schedule 12.17 (consisting of 2 pages) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A1
GUARANTEE OF MERRILL LYNCH & CO., INC.
     WHEREAS, Reliant Energy Power Supply, LLC, a Delaware limited liability company (“REPS”), and certain of its affiliates have entered into an agreement with Merrill Lynch Commodities, Inc., a corporation duly organized and existing under the laws of the State of Delaware (“MLCI”), and its parent, Merrill Lynch & Co., Inc., a corporation duly organized and existing under the laws of the State of Delaware (“ML & CO.”), related to an enhanced credit structure for the retail electric business of REPS and its affiliates;
     WHEREAS, as part of the consideration for the above described agreement, ML & Co. has agreed to issue this Guarantee, guarantying the obligations of REPS under the Agreement described below, consistent with the terms and conditions set forth below.
     FOR VALUE RECEIVED, receipt of which is hereby acknowledged, ML & CO. hereby unconditionally guarantees to [                                         ] (the “Company”), the due and punctual payment of any and all amounts payable by REPS, its successors and permitted assigns, to the extent such successors or permitted assigns are direct or indirect subsidiaries of RERH Holdings, LLC, a Delaware limited liability company, under the terms of the [EEI/ISDA] Master Agreement between the Company and REPS, dated as of [                     ], 2006 (the “Agreement”), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof. In case of the failure of REPS punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Company to ML & Co.; provided, however that delay by the Company in giving such demand shall in no event affect ML & Co.’s obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Company upon the insolvency, bankruptcy or reorganization of REPS or otherwise, all as though such payment had not been made.
     ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement; the absence of any action to enforce the same; any waiver or consent by the Company concerning any provisions thereof; the rendering of any judgment against REPS or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. ML & Co. covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Agreement. This Guarantee shall continue to be effective if REPS merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.
     ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of REPS; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against REPS.
     ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws. This Guarantee guarantees only payment obligations of REPS and does not guarantee the performance of any other obligations of, including, but not limited to, physical delivery or, to the extent applicable, reporting obligations of REPS. This Guarantee constitutes a guarantee of payment and not of collection.
     This Guarantee shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit A1
     This Guarantee may be terminated at any time by notice by ML & Co. to the Company given in accordance with the notice provisions of the Agreement, effective upon receipt of such notice by the Company or such later date as may be specified in such notice; provided, however, that this Guarantee shall continue in full force and effect, and shall be irrevocable, with respect to any payment obligation of REPS arising under any Transaction under and as defined in the Agreement entered into prior to the effectiveness of such notice of termination.
     This Guarantee becomes effective upon written notice to such effect from ML & Co., or MLCI on its behalf, to the Company given in accordance with the notice provisions of the Agreement making specific reference to this Guarantee and the Agreement.
     IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.

MERRILL LYNCH & CO., INC.

By:

Name:

Title:

Date:

Exhibit A2
GUARANTEE OF MERRILL LYNCH & CO., INC.
     WHEREAS, Reliant Energy Retail Services, LLC, a Delaware limited liability company (“RERS”), and certain of its affiliates have entered into an agreement with Merrill Lynch Commodities, Inc., a corporation duly organized and existing under the laws of the State of Delaware (“MLCI”), and its parent, Merrill Lynch & Co., Inc., a corporation duly organized and existing under the laws of the State of Delaware (“ML & CO.”), related to an enhanced credit structure for the retail electric business of RERS and its affiliates;
     WHEREAS, as part of the consideration for the above described agreement, ML & Co. has agreed to issue this Guarantee, guarantying the obligations of RERS under the Agreement described below, consistent with the terms and conditions set forth below.
     FOR VALUE RECEIVED, receipt of which is hereby acknowledged, ML & CO. hereby unconditionally guarantees to [                                         ] (the “Company”), the due and punctual payment of any and all amounts payable by RERS, its successors and permitted assigns, to the extent such successors or permitted assigns are direct or indirect subsidiaries of RERH Holdings, LLC, a Delaware limited liability company, under the terms of the [Contract] between the Company and RERS, dated as of [                     ], 2006 (the “Agreement”), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof. In case of the failure of RERS punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Company to ML & Co.; provided, however that delay by the Company in giving such demand shall in no event affect ML & Co.’s obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Company upon the insolvency, bankruptcy or reorganization of RERS or otherwise, all as though such payment had not been made.
     ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement; the absence of any action to enforce the same; any waiver or consent by the Company concerning any provisions thereof; the rendering of any judgment against RERS or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. ML & Co. covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Agreement. This Guarantee shall continue to be effective if REPS merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.
     ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of RERS; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against RERS.
     ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws. This Guarantee guarantees only payment obligations of RERS and does not guarantee the performance of any other obligations of, including, but not limited to, physical delivery or, to the extent applicable, reporting obligations of RERS. This Guarantee constitutes a guarantee of payment and not of collection.
     This Guarantee shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit A2
     This Guarantee becomes effective upon written notice to such effect from ML & Co., or MLCI on its behalf, to the Company (which notice may be given by e-mail) making specific reference to this Guarantee and the Agreement.
     IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.

MERRILL LYNCH & CO., INC.

By:

Name:

Title:

Date:

Exhibit B
To Amended and Restated Credit Sleeve and Reimbursement Agreement
List of Accepted Counterparties
[***]

***	The content of this Exhibit B (consisting of 2 pages) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibits C1 through D2
To Amended and Restated Credit Sleeve and Reimbursement Agreement
[Intentionally Deleted.]

Exhibit E1
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Reliant Energy — Retail Risk Policy
[***]

***	The content of this Exhibit E1 (consisting of 2 pages) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit E2
To Amended and Restated Credit Sleeve and Reimbursement Agreement
[Intentionally Deleted.]

Exhibit F
To Amended and Restated Credit Sleeve and Reimbursement Agreement
[Intentionally Deleted.]

Exhibit G
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Joinder Agreement
FORM OF JOINDER AGREEMENT
([Subsidiary])
     This JOINDER AGREEMENT dated as of [date] (this “Agreement”), is among the undersigned and the other parties to each of the agreements listed on Schedule A attached hereto (each a “Joined Agreement” and together the “Joined Agreements”). With respect to each Joined Agreement, the undersigned hereby agrees with the parties thereto as follows:
     Effective as of the date hereof, the undersigned by its signature below hereby becomes a party to each Joined Agreement in the capacity indicated on Schedule A attached hereto, in each case in accordance with the applicable provisions of such Joined Agreement for parties joining such Joined Agreement, if any, and, without limiting the joinder requirements of any Joined Agreement, the undersigned hereby (a) assumes all the obligations under each Joined Agreement applicable to the undersigned in the capacity in which it is joining thereunder, (b) agrees to be bound by the provisions of each Joined Agreement applicable to the undersigned in the capacity in which it is joining thereunder as if the undersigned had been an original party thereto, and (c) confirms that, after joining each Joined Agreement as set forth above, the representations and warranties set forth in each Joined Agreement applicable to the undersigned in the capacity in which it is joining thereunder are true and correct in all material respects as of the date hereof; provided however, that the undersigned shall have no liability for the observance and performance of the terms, conditions, and obligations under any Joined Agreement applicable to the undersigned in its capacity thereunder which accrue prior to the date hereof to the extent the same is expressly set forth on Schedule A attached hereto with respect to such Joined Agreement.
     To the extent required by the terms of each Joined Agreement, the joinder of the undersigned to such Joined Agreement as provided herein is acknowledged and agreed below by the applicable parties thereto. This Agreement shall be construed as a separate agreement with the parties to each Joined Agreement, and no party to this Agreement that is not a party to such Joined Agreement shall have any rights with respect to such Joined Agreement by virtue of this Agreement.
     This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. As expressly supplemented hereby, each Joined Agreement shall remain in full force and effect.
     THIS JOINDER AGREEMENT AND THE JOINED AGREEMENTS REPRESENT THE FINAL AGREEMENT AMONG THE APPLICABLE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES TO ANY JOINED AGREEMENT.
Exhibit G to CSRA

     IN WITNESS WHEREOF this Joinder Agreement is executed and delivered as of the                     day of                      ,                     ,

[SUBSIDIARY]

By:
Name:
Title:

Acknowledged and Agreed:
[                                        ]

By:
Name:
Title:

Signature Page to Joinder Agreement
Exhibit G to CSRA

Schedule A

Joined Agreements

Counterparties	Agreement	Capacity Joined	Liability
Merrill Lynch & Co., Inc. (“ML&Co”), a Delaware corporation, and Merrill Lynch Commodities, Inc. (“MLCI”), a Delaware corporation.	Amended and Restated Credit Sleeve and Reimbursement Agreement, dated as of September 24, 2006, as amended and restated as of May 1, 2009 (the “CSRA”), among Reliant Energy Power Supply, LLC, and the Other Reliant Retail Obligors listed on the signature pages thereto, on one hand, and ML&Co and MLCI, on the other hand, as the same may be amended, supplemented, restated, renewed, replaced, waived or otherwise modified from time to time.	Other Reliant Retail Obligor	The undersigned shall have no liability for the observance and performance of the terms, conditions, and obligations under applicable to the undersigned in its capacity under the CSRA which accrue prior to the date hereof.

Merrill Lynch Capital Corporation, a Delaware corporation (“MLCC”).	Second Amended and Restated Working Capital Facility Agreement, dated as of September 24, 2006, as amended and restated as of May 1, 2009 (the “WCF”), among MLCC, as Lender, Reliant Energy Retail Holdings, LLC, as Borrower, and the Other Reliant Retail Obligors, as Guarantors, as the same may be amended, supplemented, restated, renewed, replaced, waived or otherwise modified from time to time.	Additional Guarantor	The undersigned shall have no liability for the observance and performance of the terms, conditions, and obligations under applicable to the undersigned in its capacity under the WCF which accrue prior to the date hereof.

NRG Energy, Inc., a Delaware corporation (“NRG”),	Master Services Agreement dated as of May 1, 2009 (the “MSA”), among NRG and the Retail Companies listed on the signature pages thereto, as the same may be amended, supplemented, restated, renewed, replaced, waived or otherwise modified from time to time.	Retail Company	The undersigned shall have no liability for the observance and performance of the terms, conditions, and obligations under applicable to the undersigned in its capacity under the MSA which accrue prior to the date hereof.
Exhibit G to CSRA

Exhibit H
To Amended and Restated Credit Sleeve and Reimbursement Agreement
Form of Compliance Certificate
FORM OF COMPLIANCE CERTIFICATE
To:      Merrill Lynch Commodities, Inc., a Delaware corporation, as Sleeve Provider
     This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Sleeve and Reimbursement Agreement, dated as of September 24, 2006, as amended and restated as of May 1, 2009 (as the same may be further amended or otherwise modified from time to time, the “Agreement”), among Reliant Energy Power Supply, LLC, a Delaware limited liability company (“REPS”), the Other Reliant Retail Obligors specified therein (together with REPS, the “Reliant Retail Obligors”), Merrill Lynch Commodities Inc., a Delaware corporation, as Sleeve Provider, and Merrill Lynch & Co., Inc., a Delaware corporation (“ML&Co”, and together with the Sleeve Provider, the “Merrill Parties”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Agreement.
     THE UNDERSIGNED HEREBY CERTIFIES THAT:
     1. I am the duly elected         of RERH Holdings, LLC.
     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Reliant Retail Obligors during the accounting period covered by the attached financial statements.
     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event constituting a Default with respect to a Reliant Event of Default, as such term is defined under the Agreement.
     4. Exhibit A attached hereto includes certain financial statements required under the terms of the Agreement, all of which financial statements are true, complete and correct in all material respects.
     5.  The following individual asset sales were consummated during the quarter ending                     : The aggregate amount of all such individual asset sales since December 1, 2006, is $                    :
[insert description of asset sales]

The foregoing certifications, together with the financial statements attached as Exhibit A hereto, are made and delivered this day of , 20 .

RERH Holdings, LLC

Name:

Title:

EXHIBIT A TO COMPLIANCE CERTIFICATE
FINANCIAL STATEMENTS
Exhibit H to CSRA

Exhibit I1
to Amended and Restated Credit Sleeve Reimbursement Agreement
Sleeve Provider Employees with Access to Data
Senior Management:
David Goodman
Rob Jones
Dennis Albrecht
Origination/Structuring:
Don Ellithorpe
Tammy Nikoltcheva
Philip Carey
Mid-Office:
Vikki Karel
Chris Elliott
Valerie Thomas
Matt Miller
Grady Reed
Laney Sweatt
Market Risk:
Veronica Henley
Marcelo Meira
Yvette Owens
Fabian Rodriguez
Credit:
Orli Almog
Paula Smith
Karalyn Van Leggelo
Stephen Domroes
Ari Kagan
Blessing Mudavanhu
Stephan Dellosso
Lindsay Johnson
Vanessa Stabler
Exhibit I1 toCSRA

Information Technology:
Karim Ali
Scott Freeberg
Jason Ye
Reema Gupta
Robert Smart
Matt Slane
Burke Nail
Ed Calderon
Chune Zhang
James Coley
Back-Office:
Greg Whiting
Nicole White
Olga Herrera
Corey Dearing
Michelle Pringle
Melissa Valentino
Trade Documentation/Client Services:
Micole Newsome
Brenda Johnson
Jennifer Royer
Settlements:
Genaro Mendoza
Nicole Richard
Heather Jordan
Fawn Dees
Noe Garza
Compliance:
Deanna Newcomb
John Clowney
Legal:
Ron Oppenheimer
Shelly Abramson
Exhibit I1 toCSRA

Exhibit I2
to Amended and Restated Credit Sleeve Reimbursement Agreement
Reliant Employees with Access to Data
PART A
Please note that this schedule contains three different classifications: functional area access, systems access and officer listings. There is overlap among and between these classifications.
Functional Area Access
Chief Risk Officer
Krishnan Kasiviswanathan
Retail Credit Risk
Arlene Spangler
Frank Marian
Chris Slaughter
Paul Feldman
Bryan Gelotti
Market Risk
Felix Lu
Bucky Gardner
Michael Naul
Robert Goerner
Manuel Ciobanu
Javier Li
Retail Structuring & Pricing
Chet Mercier
John Adams
Stephen Bouvier
Cara Canovas
David Rissmiller
Ben Yamat
Aibing Zhang
Risk Reporting & Risk Control
Brad Radimer
Allison Mundy
Kathleen Graper
Jonathan Osteen
Kathleen Ho
Exhibit I2 to CSRA

Matthew Condon
Amanda Lewis
Jasmine Shah
Non-execution Employees of Long-term Supply
Hemant Bajaj
Chad Bullard
Frank Bryan
Contract Administration
Ron Theriot
Ellen Dailey
Carol Grisby
Derivatives Accounting
Bharat Shah
Kellie Schoenecker
Scott Haney
Monica Matlock
Tuyen Nguyen (needs access until May 12 for April Close under TSA)
Stuart Smith
Misa Gondo (needs access until May 12 for April Close under TSA)
Penny Fetherston (needs access until May 12 for April Close under TSA)
Michelle Barnett (needs access until May 12 for April Close under TSA)
Nicole Pierce
Donna Henderson (needs access until May 12 for April Close under TSA)
Deena Mangan (needs access until May 12 for April Close under TSA)
Phelps McKee (needs access until May 12 for April Close under TSA)
Retail Accounting
Chuck Trygstad
Marketing Analytics & Forecasting
Eric Wang
Strategy & Market Analytics
Deena Morgan
Management & Performance Reporting
Lance Boyce
Ethics & Compliance
Courtney Hebert
IT (Personnel remaining with RRI, that will support CSRA IT work and have access to ML data in RRI systems)
Exhibit I2 to CSRA

Robert Thibeault
Kim Hales
Tana Lam
Bob Singleton
Mike Reckles
Chris Lurix
Debbie Duniphin
Maria Fernandez
Sreehari Gorantla
Renuka Joopelli
Kevin Keller
Bill King
Meily Mejia
Kristopher Michalsky
Sandeep Paliwal
Prasad Pati
Marco Perez
Sridevi Ravi
Charles Wheatley
Tamie Dowies
Joe Haven
Scott Yeargain
Donna Benefield
Juan Sanchez
Jeff Pratt
Systems Access
ftp Site Access (Merrill data)
Market Risk
Felix Lu
Bucky Gardner
Manuel Ciobanu
Michael Naul
Database RTNP03 Access
Retail Credit Risk
Frank Marian
Arlene Spangler
Chris Slaughter
Market Risk
Felix Lu
Bucky Gardner
Michael Naul
Exhibit I2 to CSRA

Portfolio Valuation
Non-execution employees of Long-term Supply
Chad Bullard
Risk Reporting & Risk Control
Brad Radimer
Allison Mundy
Database KVARD01 Access
Market Risk
Felix Lu
Bucky Gardner
Manuel Ciobanu
Reliant Sleeve Directory Access
Market Risk
Felix Lu
Bucky Gardner
Manuel Cioanbu
Exhibit I2 to CSRA

Officers of:
NRG Energy, Inc.

Name	Title
David Crane	President and Chief Executive Officer
Mauricio Gutierrez	Executive Vice President, Commercial Operations
John Ragan	Executive Vice President & Chief Operating Officer
Michael Liebelson	Executive Vice President and Chief Development Officer, Low Carbon Technologies
Robert C. Flexon	Executive Vice President and Chief Financial Officer
J. Andrew Murphy	Executive Vice President and Regional President, Northeast Region
Kevin T. Howell	Executive Vice President and Regional President, Texas
Jonathan Baliff	Executive Vice President, Strategy
Michael Bramnick	Senior Vice President and General Counsel, Corporate Compliance Officer
Jan Paulin	Senior Vice President and President and CEO of Padoma Wind Power LLC
Robert Martin Henry	Senior Vice President, Business Operations
Jeff Baudier	Senior Vice President and President, South Central Region
M. Stephen Hoffman	Senior Vice President and President, Western Region
Christopher Sotos	Vice President and Treasurer
James John Ingoldsby	Vice President, Chief Accounting Officer
Raymond Salort	Vice President, Tax
Denise Wilson	Chief Administrative Officer
Krishnan Kasiviswanathan	Chief Risk Officer
Tanuja M. Dehne	Corporate Secretary
RERH Holdings, LLC
Reliant Energy Retail Holdings, LLC
Reliant Energy Retail Services, LLC
RE Retail Receivables, LLC

Name	Title
Kevin T. Howell	President
Raymond Salort	Vice President
Jason B. Few	Vice President
Clare H. Doyle	Vice President
Eyvette López Hetherington	Vice President
David R. Roylance	Vice President
Christopher Sotos	Vice President and Treasurer
Lynne Przychodzki	Secretary
Exhibit I2 to CSRA

Reliant Energy Power Supply, LLC

Name	Title
Kevin T. Howell	President
Raymond Salort	Vice President
Jason B. Few	Vice President
Clare H. Doyle	Vice President
Eyvette López Hetherington	Vice President
David R. Roylance	Vice President
Mark A. Durow	Vice President
Christopher Sotos	Vice President and Treasurer
Lynne Przychodzki	Secretary
Exhibit I2 to CSRA

PART B
Chief Risk Officer
Krishnan Kasiviswanathan
Retail Credit Risk
Arlene Spangler
Frank Marian
Chris Slaughter
Bryan Gelotti
Paul Feldman
Market Risk
Felix Lu
Bucky Gardner
Robert Goerner
Manuel Ciobanu
Michael Naul
Javier Li
Retail Structuring & Pricing
Chet Mercier
John Adams
Stephen Bouvier
Cara Canovas
David Rissmiller
Ben Yamat
Aibing Zhang
Risk Reporting & Risk Control
Brad Radimer
Kathleen Graper
Allison Mundy
Matthew Condon
Amanda Lewis
Ethics & Compliance
Courtney Hebert
IT (Personnel remaining with RRI, that will support CSRA IT work and have access to ML data in RRI systems)
Robert Thibeault
Kim Hales
Tana Lam
Bob Singleton
Mike Reckles
Exhibit I2 to CSRA

Chris Lurix
Debbie Duniphin
Maria Fernandez
Sreehari Gorantla
Renuka Joopelli
Kevin Keller
Bill King
Meily Mejia
Kristopher Michalsky
Sandeep Paliwal
Prasad Pati
Marco Perez
Sridevi Ravi
Charles Wheatley
Tamie Dowies
Joe Haven
Scott Yeargain
Donna Benefield
Juan Sanchez
Jeff Pratt
Exhibit I2 to CSRA